UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET

INTERMEDIATE BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 44.1%
CONSUMER DISCRETIONARY - 2.9%
Automobiles - 0.8%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$1,060,000	$1,116,064	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	240,000	301,529
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	750,000	848,520
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	780,000	799,312
Hyundai Capital America, Senior Notes	1.625%	10/2/15	380,000	380,188	(a)

Total Automobiles				3,445,613

Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	120,000	123,048

Media - 1.7%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,441,870
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	594,816
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	628,689
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	41,692
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,355,179
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	40,000	53,689
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	530,000	580,350
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	999,100

Total Media				6,695,385

Multiline Retail - 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,593,361

TOTAL CONSUMER DISCRETIONARY				11,857,407

CONSUMER STAPLES - 3.6%
Beverages - 1.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,365,838
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	156,975
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	230,000	233,258
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,430,512
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,237,569
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	142,432
PepsiCo Inc., Senior Notes	0.700%	8/13/15	640,000	642,212
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	229,526	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	680,000	749,669	(a)

Total Beverages				6,187,991

Food & Staples Retailing - 0.5%
Kroger Co., Notes	3.900%	10/1/15	865,000	940,479
Safeway Inc., Senior Notes	3.950%	8/15/20	70,000	68,162
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	949,713

Total Food & Staples Retailing				1,958,354

Food Products - 0.5%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	602,000	715,478	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	490,000	517,730	(a)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	548,000	661,088

Total Food Products				1,894,296

Tobacco - 1.1%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	434,070
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	937,141
Altria Group Inc., Senior Notes	2.850%	8/9/22	450,000	448,955
Philip Morris International Inc.	5.650%	5/16/18	1,130,000	1,384,393

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Tobacco - continued
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	$110,000	$110,219
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,208,106

Total Tobacco				4,522,884

TOTAL CONSUMER STAPLES				14,563,525

ENERGY - 6.1%
Energy Equipment & Services - 0.6%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	969,962
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,560,332

Total Energy Equipment & Services				2,530,294

Oil, Gas & Consumable Fuels - 5.5%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	81,109
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,941,045
Apache Corp., Senior Notes	3.250%	4/15/22	750,000	806,209
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	988,668
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	192,204
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	54,085
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	460,000	486,762
ConocoPhillips	5.200%	5/15/18	1,310,000	1,573,103
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,452,584
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	803,603
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	500,000	660,701
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	644,575
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	1,500,000	1,824,478
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	260,000	304,597
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	133,356	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	2,008,308
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	440,236
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	291,635
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	450,000	483,946
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	730,000	750,403
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	222,537
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	634,686
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,405,371
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	520,000	585,921
Petroleos Mexicanos, Notes	8.000%	5/3/19	840,000	1,099,140
Phillips 66, Senior Notes	2.950%	5/1/17	270,000	285,632	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,335,207
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	270,000	279,961	(a)
Williams Cos. Inc., Notes	7.875%	9/1/21	330,000	432,674

Total Oil, Gas & Consumable Fuels				22,202,736

TOTAL ENERGY				24,733,030

FINANCIALS - 23.9%
Capital Markets - 3.4%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	853,668
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,170,544	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	2,020,000	1,521,383	(b)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	219,174
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	75,144
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	468,706

Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,720,000	1,981,227
Lehman Brothers Holdings Capital Trust VII	5.857%	11/23/12	6,200,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	(c)(d)(e)(f)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,641,024
Morgan Stanley	7.300%	5/13/19	2,100,000	2,477,989

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - continued
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	$1,180,000	$1,293,661
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	762,620
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	370,000	369,590	(a)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	840,000	890,292
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	200,000	214,008

Total Capital Markets				13,939,030

Commercial Banks - 11.5%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	707,222
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,596,963	(a)
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	250,000	252,816	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,137,089	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	381,720	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	935,374	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	670,000	664,854
BNP Paribas SA, Senior Notes	1.358%	1/10/14	690,000	690,252	(b)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	500,000	502,160
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	872,610	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,842,100	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	685,490	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	680,000	681,802
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	700,000	711,984	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	480,000	509,477
Credit Agricole Home Loan SFH, Secured Bonds	1.203%	7/21/14	400,000	396,089	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,230,000	1,196,175	(a)(b)(g)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	958,969	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	2,910,000	2,915,899	(a)
HSBC Bank PLC, Bonds	1.625%	7/7/14	1,530,000	1,540,245	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	362,600	(a)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	136,887	(a)(f)(h)
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,228,352
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,163,250	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	650,206	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,893,852	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	978,744	(a)(b)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	590,000	597,099
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	180,000	185,368
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	1,310,000	1,383,622	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	757,390	(a)
Swedbank AB	2.375%	4/5/17	1,900,000	1,989,490	(a)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	2,020,517	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,111,945
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/23/12	3,548,000	3,508,085	(b)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	1,220,000	1,294,070
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	760,000	786,285
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,055,814	(a)

Total Commercial Banks				46,282,866

Consumer Finance - 1.9%
American Express Co., Subordinated Debentures	6.800%	9/1/66	930,000	995,100	(b)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,012,036
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,083,215	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,366,671
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	980,000	1,136,524
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	620,745
SLM Corp., Senior Notes	3.875%	9/10/15	430,000	443,133

Total Consumer Finance				7,657,424

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - 5.9%
Bank of America Corp., Senior Notes	6.500%	8/1/16	$2,985,000	$3,452,182
Bank of America Corp., Senior Notes	5.000%	5/13/21	430,000	472,648
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,459,460	(a)
Citigroup Inc., Senior Notes	6.375%	8/12/14	440,000	478,816
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	506,819
Citigroup Inc., Senior Notes	6.000%	8/15/17	1,060,000	1,234,680
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,454,757
Citigroup Inc., Senior Notes	5.375%	8/9/20	1,160,000	1,341,097
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	910,000	959,795
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,394,624	(a)
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	220,000	223,848
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,202,886
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	267,584
General Electric Capital Corp., Senior Notes	4.650%	10/17/21	1,480,000	1,658,746
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,799,116	(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	301,000	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,350,000	1,517,062	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	539,288
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	863,149
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,192,524
SSIF Nevada LP, Senior Notes	1.155%	4/14/14	1,390,000	1,396,302	(a)(b)

Total Diversified Financial Services				23,716,383

Insurance - 1.0%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	289,983
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	205,309	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	642,955
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	620,000	731,600	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,831,783
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	453,150	(a)

Total Insurance				4,154,780

Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	883,234
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	52,381

Total Thrifts & Mortgage Finance				935,615

TOTAL FINANCIALS				96,686,098

HEALTH CARE - 1.5%
Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	596,670
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	453,277
Medtronic Inc., Senior Notes	3.125%	3/15/22	140,000	149,086

Total Health Care Equipment & Supplies				1,199,033

Health Care Providers & Services - 0.4%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	418,190
WellPoint Inc., Notes	5.875%	6/15/17	100,000	118,969
WellPoint Inc., Senior Notes	1.250%	9/10/15	130,000	130,908
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	592,435
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	73,225
WellPoint Inc., Senior Notes	3.125%	5/15/22	330,000	329,393

Total Health Care Providers & Services				1,663,120

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Life Sciences Tools & Services - 0.3%
Agilent Technologies Inc., Senior Notes	6.500%	11/1/17	$780,000	$954,490
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	299,600

Total Life Sciences Tools & Services				1,254,090

Pharmaceuticals - 0.5%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,260,000	1,362,217	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	370,000	401,085
Watson Pharmaceuticals Inc., Senior Notes	1.875%	10/1/17	180,000	182,003

Total Pharmaceuticals				1,945,305

TOTAL HEALTH CARE				6,061,548

INDUSTRIALS - 1.7%
Aerospace & Defense - 0.6%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,570,335
United Technologies Corp., Senior Notes	3.100%	6/1/22	970,000	1,033,655

Total Aerospace & Defense				2,603,990

Airlines - 0.3%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	153,654	168,251
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	812,989	849,574

Total Airlines				1,017,825

Industrial Conglomerates - 0.1%
United Technologies Corp., Senior Notes	4.500%	4/15/20	250,000	293,945

Machinery - 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	480,000	499,964

Road & Rail - 0.6%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	2,133,615	2,449,740

TOTAL INDUSTRIALS				6,865,464

MATERIALS - 2.2%
Chemicals - 0.7%
Dow Chemical Co., Notes	6.000%	10/1/12	1,770,000	1,770,000
Ecolab Inc., Senior Notes	4.350%	12/8/21	190,000	215,550
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	409,574
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	208,548

Total Chemicals				2,603,672

Metals & Mining - 1.4%
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	865,639
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	318,089
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	620,000	620,626
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,000	101,385
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,148,620
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	652,555
Vale Overseas Ltd., Notes	6.250%	1/23/17	650,000	751,702
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,226,000	1,288,723

Total Metals & Mining				5,747,339

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	344,592

TOTAL MATERIALS				8,695,603

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
AT&T Inc., Global Notes	5.500%	2/1/18	$1,030,000	$1,249,478
AT&T Inc., Global Notes	5.600%	5/15/18	800,000	980,287
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	535,416

Total Diversified Telecommunication Services				2,765,181

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Notes	2.375%	9/8/16	910,000	946,936
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,063,701

Total Wireless Telecommunication Services				2,010,637

TOTAL TELECOMMUNICATION SERVICES				4,775,818

UTILITIES - 1.0%
Electric Utilities - 0.6%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	804,986
Exelon Corp., Notes	4.900%	6/15/15	530,000	582,561
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	183,381
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	827,000

Total Electric Utilities				2,397,928

Multi-Utilities - 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,580,421

TOTAL UTILITIES				3,978,349

TOTAL CORPORATE BONDS & NOTES (Cost - $172,468,723)				178,216,842

ASSET-BACKED SECURITIES - 10.5%
Access Group Inc., 2005-B A2	0.681%	7/25/22	1,015,276	986,436	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,284,500	(a)
Ally Auto Receivables Trust, 2012-4 A3	0.590%	1/17/17	1,110,000	1,113,998
American Express Credit Account Master Trust, 2012-3 A	0.371%	3/15/18	1,700,000	1,700,049	(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	250,000	262,788	(a)
Bank of America Credit Card Trust, 2010-A1 A1	0.521%	9/15/15	2,440,000	2,443,370	(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.619%	9/15/17	1,420,000	1,420,000	(a)(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,852,919
Countrywide Asset-Backed Certificates, 2002-BC1	0.877%	4/25/32	227,907	134,722	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.371%	11/15/36	2,059,585	1,499,269	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.657%	5/25/35	613,915	571,050	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.837%	1/25/35	1,320,000	1,222,827	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	716,926	774,264
Education Funding Capital Trust, 2003-3 A6	1.735%	12/15/42	200,000	195,562	(b)(d)
Educational Funding of the South Inc., 2011-1 A2	1.101%	4/25/35	3,100,000	3,044,606	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.217%	4/25/33	1,520,000	1,509,941	(a)(b)
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.569%	9/15/16	820,000	820,008	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	325,000	260,080	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	450,000	376,193	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	246,173	243,754	(a)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,000,626	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	471,771	(a)
Honda Auto Receivables Owner Trust, 2011-1 A3	1.130%	10/15/14	357,563	358,969

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.477%	3/25/31	$136,299	$97,968	(b)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	380,000	380,073
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	700,000	700,196
MSDWCC Heloc Trust, 2003-1 A	0.757%	11/25/15	8,526	8,407	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.578%	12/7/20	3,016,260	3,026,335	(b)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	650,000	653,702
Penarth Master Issuer, 2011-1A A1	0.870%	5/18/15	520,000	520,973	(a)(b)
Quest Trust, 2005-X1 M1	0.717%	3/25/35	184,100	179,521	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	331,673	343,250
SLM Student Loan Trust, 2003-04 A5A	1.139%	3/15/33	665,883	657,768	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.139%	3/15/33	2,402,672	2,334,199	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.679%	12/15/25	1,400,000	1,366,941	(a)(b)
SLM Student Loan Trust, 2005-4 A3	0.571%	1/25/27	1,600,000	1,514,725	(b)
SLM Student Loan Trust, 2005-7 A4	0.601%	10/25/29	1,000,000	922,975	(b)
SLM Student Loan Trust, 2011-B A1	1.071%	12/16/24	951,785	951,362	(a)(b)
SLM Student Loan Trust, 2012-6 A3	0.970%	5/26/26	1,500,000	1,500,051	(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.997%	6/25/35	332,559	323,854	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	623,891
USAA Auto Owner Trust, 2012-1 A2	0.380%	6/15/15	340,000	340,100
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	350,000	352,353

TOTAL ASSET-BACKED SECURITIES (Cost - $41,829,450)				42,346,346

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.9%
ARM Trust, 2004-5 4A1	5.150%	4/25/35	385,794	384,123	(b)
Bayview Commercial Asset Trust, 2005-1A A2	0.567%	4/25/35	783,453	533,684	(a)(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.875%	4/25/35	937,675	763,326	(b)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	40,000	46,982	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.919%	10/25/35	1,125,197	911,564	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.520%	2/25/36	801,918	796,431	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.803%	9/25/34	266,321	206,104	(b)
Countrywide Home Loans, 2004-R1 1AF	0.617%	11/25/34	307,563	258,239	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,332,922	843,447
Deutsche Mortgage Securities Inc., 2004-4 3AR1	3.116%	6/25/34	405,947	365,214	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.782%	2/25/48	896,089	897,865	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.932%	12/29/45	1,655,083	1,650,945	(a)(b)(d)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	15,088	16,710
Federal Home Loan Mortgage Corp. (FHLMC), 170 B, IO	10.000%	3/1/21	1,637	303
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	1,702	1,617
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	60,000	68,159
Government National Mortgage Association (GNMA), 2010-H26 LF	0.594%	8/20/58	1,018,717	1,013,061	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.694%	11/20/60	2,861,508	2,855,522	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.744%	2/20/61	878,191	878,627	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.744%	3/20/61	477,110	477,357	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.714%	8/20/61	3,290,802	3,287,343	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	$1,130,000	$1,129,333	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.567%	1/25/35	303,556	248,620	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.924%	1/19/35	707,647	713,329	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	50,000	57,086
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	133,000	153,572
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	40,000	47,279	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	170,000	202,496	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.624%	11/21/34	6,815,190	6,958,820	(b)
MASTR ARM Trust, 2004-11 M1	0.857%	11/25/34	633,537	608,096	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.704%	2/25/34	834,551	836,720	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.499%	4/25/35	256,720	252,841	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.100%	8/15/45	1,167,841	133,002	(a)(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	349,231	349,284
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	625,179	644,598
SACO I Trust, 2007-VA1 A	9.077%	6/25/21	1,054,200	1,140,495	(a)(b)
Sequoia Mortgage Trust, 2003-3 A1	0.879%	7/20/33	774,634	767,646	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.899%	5/19/35	1,203,404	1,113,761	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	128,000	148,020

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $31,799,633)				31,761,621

MORTGAGE-BACKED SECURITIES - 3.8%
FHLMC - 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.003%	1/1/19	3,255	3,269	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.620%	12/1/34	483,161	513,924	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.768%	7/1/35	1,261,634	1,354,584	(b)

Total FHLMC				1,871,777

FNMA - 2.0%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	7,487	7,977
Federal National Mortgage Association (FNMA)	2.553%	3/1/18	6,938	7,327	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	14,307	17,037
Federal National Mortgage Association (FNMA)	2.500%	11/19/27	800,000	839,000	(i)
Federal National Mortgage Association (FNMA)	2.585%	12/1/34	206,432	221,097	(b)
Federal National Mortgage Association (FNMA)	2.293%	1/1/35	1,607,798	1,708,802	(b)
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-10/1/42	1,996,739	2,148,063
Federal National Mortgage Association (FNMA)	3.000%	10/11/42	1,500,000	1,583,438	(i)
Federal National Mortgage Association (FNMA)	2.500%	12/12/42	1,700,000	1,751,000	(d)(i)

Total FNMA				8,283,741

GNMA - 1.3%
Government National Mortgage Association (GNMA)	2.073%	6/20/60	2,600,381	2,763,164	(b)
Government National Mortgage Association (GNMA) II	4.000%	10/18/42	2,300,000	2,531,438	(i)

Total GNMA				5,294,602

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $15,174,707)				15,450,120

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 1.0%
Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.775%	5/1/46	$2,450,000	$2,287,974	(b)(d)

Virginia - 0.5%
Virginia State Housing Development Authority	6.000%	6/25/34	1,755,685	1,908,834

TOTAL MUNICIPAL BONDS (Cost - $3,915,534)				4,196,808

SOVEREIGN BONDS - 1.7%
Canada - 0.4%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,708,400

Japan - 0.7%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,836,462

Norway - 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,897,517	(a)

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	296,922	(a)

TOTAL SOVEREIGN BONDS (Cost - $6,237,930)				6,739,301

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 26.3%
U.S. Government Agencies - 4.4%
Farmer Mac	3.000%	9/22/14	120,000	126,452
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,984,688	(a)
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,515,417
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	3,800,209
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,631,319
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	98,408
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,444,928
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	4,227,512

Total U.S. Government Agencies				17,828,933

U.S. Government Obligations - 21.9%
U.S. Treasury Bonds	3.125%	2/15/42	190,000	202,113
U.S. Treasury Notes	0.250%	7/15/15	10,870,000	10,853,869
U.S. Treasury Notes	1.000%	9/30/16	6,660,000	6,801,525
U.S. Treasury Notes	0.625%	8/31/17	14,800,000	14,809,250
U.S. Treasury Notes	1.250%	4/30/19	20,030,000	20,405,562
U.S. Treasury Notes	1.000%	8/31/19	10,630,000	10,603,425
U.S. Treasury Notes	1.000%	9/30/19	1,640,000	1,633,850
U.S. Treasury Notes	1.750%	5/15/22	18,000,000	18,253,116
U.S. Treasury Notes	1.625%	8/15/22	5,080,000	5,074,442

Total U.S. Government Obligations				88,637,152

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $102,689,942)				106,466,085

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/14/12	102	637
Eurodollar Mid Curve 2-Year Futures, Put @ $99.00		12/14/12	42	525
Eurodollar Mid Curve 2-Year Futures, Put @ $99.13		12/14/12	25	625

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
Eurodollar Mid Curve 3-Year Futures, Put @ $97.25		12/14/12	45	$281
Eurodollar Mid Curve 3-Year Futures, Put @ $98.25		12/14/12	45	563

TOTAL PURCHASED OPTIONS (Cost - $111,792)				2,631

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $374,227,711)				385,179,754

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 6.2%
U.S. Government Agencies - 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $315,989)	0.150%	10/10/12	$316,000	315,989	(j)(k)

U.S. Treasury Bills - 1.1%
U.S. Treasury Bills (Cost - $4,749,555)	0.075%	11/15/12	4,750,000	4,749,555	(k)

Repurchase Agreements - 5.0%
Barclays Capital Inc. tri-party repurchase agreement dated 9/28/12; Proceeds at maturity - $20,221,253; (Fully collateralized by U.S. government obligations, 0.875% due 1/31/17; Market value - $20,625,201) (Cost - $20,221,000)	0.150%	10/1/12	20,221,000	20,221,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $25,286,544)				25,286,544

TOTAL INVESTMENTS - 101.5% (Cost - $399,514,255#)				410,466,298
Liabilities in Excess of Other Assets - (1.5)%				(6,181,353)

TOTAL NET ASSETS - 100.0%				$404,284,945

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of September 30, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Value is less than $1.

(f)	Illiquid security.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	—Adjustable Rate Mortgage

IO	— Interest Only

PAC	— Planned Amortization Class

PO	— Principal Only

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	$98.25	144	$900
Eurodollar Mid Curve 2-Year Futures, Put	12/14/12	98.63	25	156
Eurodollar Mid Curve 3-Year Futures, Put	12/14/12	97.75	90	563

TOTAL WRITTEN OPTIONS (Premiums received - $79,883)				$1,619

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (formerly known as Western Asset Intermediate Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$178,216,842	$0	*	$178,216,842
Asset-backed securities	—	42,346,346	—		42,346,346
Collateralized mortgage obligations	—	31,761,621	—		31,761,621
Mortgage-backed securities	—	15,450,120	—		15,450,120
Municipal bonds	—	4,196,808	—		4,196,808
Sovereign bonds	—	6,739,301	—		6,739,301
U.S. government & agency obligations	—	106,466,085	—		106,466,085
Purchased options	$2,631	—	—		2,631

Total long-term investments	$2,631	$385,177,123	$0	*	$385,179,754

Short-term investments†	—	25,286,544	—		25,286,544

Total investments	$2,631	$410,463,667	$0	*	$410,466,298

Other financial instruments:
Futures contracts	$69,264	—	—		$69,264
Credit default swaps on corporate issues - buy protection‡	—	$2,580	—		2,580

Total other financial instruments	$69,264	$2,580	—		$71,844

Total	$71,895	$410,466,247	$0	*	$410,538,142

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$1,619	—	—	$1,619
Futures contracts	32,589	—	—	32,589
Interest rate swaps	—	$218,510	—	218,510
Credit default swaps on corporate issues - sell protection‡	—	45,361	—	45,361
Credit default swaps on corporate issues - buy protection‡	—	3,755	—	3,755

Total	$34,208	$267,626	—	$301,834

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement,

Notes to Schedule of Investments (unaudited) (continued)

the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency

Notes to Schedule of Investments (unaudited) (continued)

mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Notes to Schedule of Investments (unaudited) (continued)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $269,245. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n)	Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,048,989
Gross unrealized depreciation	(10,096,946)
Net unrealized appreciation	$10,952,043

At September 30, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-day eurodollar	110	6/13	$27,401,358	$27,406,500	$5,142
U.S. treasury 5-year notes	92	12/12	11,441,862	11,466,219	24,357
U.S. treasury 10-year notes	58	12/12	7,702,329	7,742,094	39,765

					$69,264

Contracts to Sell:
90-day eurodollar	25	9/13	6,213,356	6,228,125	(14,769)
90-day eurodollar	110	6/14	27,362,843	27,380,375	(17,532)
U.S. treasury 2-year notes	2	12/12	440,775	441,063	(288)

					(32,589)

Net unrealized gain on open futures contracts					$36,675

At September 30, 2012, the Fund held TBA securities with a total cost of $6,694,809.

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	92	$19,826
Options written	14,414,764	250,197
Options closed	(14,414,423)	(150,993)
Options exercised	(82)	(33,046)
Options expired	(92)	(6,101)

Written options, outstanding as of September 30, 2012	259	$79,883

At September 30, 2012, the Fund held the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Morgan Stanley & Co. Inc.	$11,008,000	5/15/19	1.418% semi-annually	3-month LIBOR	—	$(218,510)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	1.998%	1.000% quarterly	$(45,361)	$(29,374)	$(15,987)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	5.262%	5.000% quarterly	$1,980	$1,590	$390
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	2.181%	5.000% quarterly	(2,950)	(227)	(2,723)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	2.181%	5.000% quarterly	(805)	(36)	(769)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.262%	5.000% quarterly	600	669	(69)

Total	$710,000				$(1,175)	$1,996	$(3,171)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

Notes to Schedule of Investments (unaudited) (continued)

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$2,631	$(1,619)	$69,264	$(32,589)	$(218,510)	$(180,823)
Credit Risk	—	—	—	—	(46,536)	(46,536)

Total	$2,631	$(1,619)	$69,264	$(32,589)	$(265,046)	$(227,359)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$73,670
Written options	52,664
Futures contracts (to buy)	38,793,512
Futures contracts (to sell)	33,690,068

Average Notional Balance
Interest rate swap contracts	$5,795,600
Credit default swap contracts (to buy protection)	940,000
Credit default swap contracts (to sell protection)	2,393,494
Total return swap contracts†	97,000

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012